SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   December 23, 2002

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-11392

South Carolina	57-0525804
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

70 Commerce Center
Greenville, South Carolina 29615
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number (including area code): (864) 288-8877

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        On December 23, 2002, the registrant filed its Form 10-K for the period ended September 28, 2002 with the Securities and Exchange Commission. Accompanying that filing is this Form 8-K, including the certifications of the registrant’s Chief Executive Officer and Chief Financial Officer pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.

        The information in this Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.

/s/ James D. Ferguson
James D. Ferguson
President and Chief Executive Officer

Dated: December 23, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)

99.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)